UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 7, 2014
Date of Report

TAPIMMUNE INC.
(Exact name of registrant as specified in its charter)

Nevada	000-27239	88-0277072
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1551 Eastlake Avenue East, Suite 100, Seattle, WA	98102
(Address of principal executive offices)	(Zip Code)

(206) 504-7278
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On August 11, 2014, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with certain accredited investors (collectively, the “Purchasers”) pursuant to which the Company has agreed to issue and sell to the Purchasers in a registered public offering (the “Offering”) an aggregate of 1,886,792 units, with each unit consisting of a share of the Company’s Common Stock (collectively, the “Shares”) and a warrant to purchase a share of the Company’s Common Stock (collectively, the “Warrants” and the shares issuable upon exercise of the Warrants, collectively, the “Warrant Shares”) at a purchase price of $1.06 per unit, for aggregate expected gross proceeds of approximately $2 million.  Net proceeds, after deducting the Placement Agent Fee (described below) and other estimated offering expenses payable by the Company, are expected to be approximately $1.82 million.  The Warrants have an exercise price of $1.17 per share, are exercisable immediately upon issuance and have a term of exercise equal to five years from the date of issuance of the Warrants. The Company expects that the Offering will close on or about August 14, 2014, subject to the satisfaction of customary closing conditions.  The Company intends to use the net proceeds from the Offering for general corporate purposes, including clinical trial expenses and research and development expenses.

The issuance and sale of the Shares, Warrants, and Warrant Shares (collectively, the “Securities”) is registered under the Securities Act of 1933 (the “Securities Act”) pursuant to the Company’s Registration Statement on Form S-3 (No. 333-196115), which was declared effective by the Securities and Exchange Commission (the “SEC”) on July 23, 2014, as supplemented by a prospectus supplement dated August 13, 2014 and filed with the SEC pursuant to Rule 424(b)(5) under the Securities Act (the “Registration Statement”).  The Securities may only be offered by means of a prospectus. Copies of the prospectus and prospectus supplement can be obtained directly from the Company and at the SEC’s website at www.sec.gov or by request by emailing H.C. Wainwright & Co., LLC (“Wainwright”) at placements@hcwco.com.  No statement in this document or the attached exhibits is an offer to purchase or a solicitation of an offer to sell securities.  No offer, solicitation or sale will be made in any jurisdiction in which such offer, solicitation or sale is unlawful.

Placement Agent Agreement; Placement Agent Warrants

Pursuant to a Placement Agent Agreement (the “Placement Agent Agreement”), dated July 29, 2014, by and between us and Wainwright, Wainwright agreed to act as the Company’s placement agent in connection with the Offering.  Pursuant to the Placement Agent Agreement, the Company agreed to pay an aggregate cash fee for placement agent and financial advisory services equal to 7% of the gross proceeds of the Offering (the “Placement Agent Fee”), as well as a non-accountable expense allowance equal to 1% of the gross proceeds of the Offering but not to exceed $30,000.  In addition, the Company agreed to issue warrants to purchase an aggregate of up to 5% of the aggregate number of shares of Common Stock sold in the Offering to the placement agent or its designees (the “Placement Agent Warrants”).  The Placement Agent Warrants shall have an exercise price of $1.325 per share and shall expire on July 29, 2019.

Item 3.02 Unregistered Sale of Equity Securities

The Placement Agent Warrants described in Item 1.01 above will be issued pursuant to an exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

Between May 7, 2014 and August 11, 2014, we have issued 1,104,932 shares of common stock that have not been registered under the Securities Act of 1933, as amended, and warrants convertible into 385,000 shares of common stock as set out below:

●	In May 2014, we issued 140,000 shares of common stock in exchange for $333,150 of services;

●	In May 2014, we issued 29,000 shares of common stock in exchange for the conversion of $40,670 of debt;

●	In June 2014, we issued 30,000 shares of common stock in exchange for $42,000 of services;

●	In June 2014, we issued 485,311 shares of common stock in exchange for the conversion of debt and the elimination of accrued liability of $2,302,294;

●	In July 2014, we issued 19,371 shares of common stock in exchange for the conversion of $16,950 of debt;

●	In August 2014 through to the date hereof, we issued 26,250 shares of common stock in exchange for $26,250 of services;

●
In August 2014, we issued 120,000 shares of common stock and warrants to purchase 120,000 shares of common stock to our President and CEO in exchange for the conversion due but unpaid compensation of $120,000; and

●	In August 2014, we issued 265,000 shares of common stock and warrants to purchase 265,000 shares of common stock to six accredited investors in exchange for $265,000

The warrants for the 385,000 shares of common stock are exercisable for two years at $2.50 (subject to adjustment for stock splits and dividends) and do not carry any registration rights. The values for services provided and debt exchanged above are based on the share price on the date of issuance, and the value of the elimination of accrued liability is based on the decrease of accrued liability on our balance sheet resulting from the issuance.

The securities mentioned above were issued in reliance on exemptions from registration under Section 4(2) of the Securities Act of 1933, as amended, including Rule 506 of Regulation D. These transactions qualified for exemption from registration because among other things, the transactions did not involve a public offering, each investor had access to information about our Company and their investment, each investor took the securities for investment and not resale, there was no general solicitation or advertising in connection with the placement and we took appropriate measures to restrict the transfer of the securities.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

EXHIBIT INDEX

Exhibit	Description

4.1	Form of Common Stock Purchase Warrant

4.2	Form of Placement Agent Warrant

5.1	Opinion of Sanders Ortoli Vaughn-Flam Rosenstadt LLP

10.1	Form of Securities Purchase Agreement, dated as of August 11, 2014, by and among the Company and the Purchasers

10.2	Placement Agency Agreement, dated as of July 29, 2014, by and between the Company and H.C. Wainwright & Co., LLC

23.1	Consent of Sanders Ortoli Vaughn-Flam Rosenstadt LLP (contained in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TAPIMMUNE INC.
Date: August 14, 2014	By: /s/ Glynn Wilson Name: Glynn Wilson Title: Chairman and CEO